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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 17, 1995



                             TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



             MARYLAND                  1-8520                  52-1145429
(State or other jurisdiction of   (Commission File          (I.R.S. Employer
incorporation or organization)         Number)              Identification No.)


               TERRA CENTRE
            600 FOURTH STREET
              P.O. BOX 6000
            SIOUX CITY, IOWA                           51102-6000
  (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340



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ITEM 5.  Other Events.
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  On July 17, 1995, Terra Industries Inc. issued the press release contained in
Exhibit 1 hereto, which is incorporated by reference herein.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              TERRA INDUSTRIES INC.



                                    By:  /s/ George H. Valentine
                                        ----------------------------------
                                         George H. Valentine
                                         Vice President, General Counsel
                                           and Corporate Secretary

Date:  July 21, 1995











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